SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 29, 2001


                              HCB Bancshares, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Oklahoma                          No. 0-22423              62-1670792
----------------------------      ----------------------     -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)



                   237 Jackson Street, Camden, Arkansas        71701
               ----------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------

Item 5.      Other Events.
             ------------

     On August 29, 2001, HCB Bancshares, Inc. (the "Company"), announced that it has entered into a Standstill Agreement (the "Agreement") with Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the "Stilwell Group"), who own 6.9 % of the Company's outstanding common stock. Under the Agreement, HCB Bancshares, Inc. agreed to expand its Board of Directors by one member and to appoint to the Board a director to be proposed by Mr. Stilwell. The director must be reasonably determined by HCB Bancshares to be qualified to serve as a director. This director will also serve on the Audit or Compensation Committees of the Board of Directors and will be appointed a director of the Company's subsidiaries, including the Company's main operating subsidiary, HEARTLAND Community Bank. In addition, the Company has agreed to adopt a target to achieve a return on equity greater than the average for all publicly traded thrifts (excluding mutual holding companies) for the fiscal year beginning July 1, 2002 and every year thereafter. So long as the Company is successful in meeting this target, the Stilwell Group has agreed not to solicit proxies from stockholders to elect persons to the Board of Directors or to approve shareholder proposals, interfere with the operational decisions of the Company, or make any public statement critical of the Company, its Board or management. In addition, so long as the return on equity target is achieved, the Stilwell Group has agreed to fully support the independence of the Company and to vote its shares for the Board's nominees for election to the Board of Directors and otherwise in accordance with the recommendation of the Board of Directors. If the Company fails to meet the return on equity target, it has agreed to retain an investment banking firm to help the Board evaluate alternatives to maximize shareholder value. The Agreement terminates immediately if the Stilwell Group's ownership falls below 5% of the Company's outstanding common stock, the Stilwell Group is dissolved or in the event of an acquisition of more than 50% of the Company's voting stock such as a merger or acquisition transaction. For more information, see the Company's press release, which is attached as Exhibit 99.1 and is incorporated by reference herein, and to the agreement with the Stilwell Group, which is attached as Exhibit 99.2 and is incorporated by reference herein.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

Exhibit 99.1      Press Release dated August 29, 2001

Exhibit 99.2 Standstill Agreement, dated August 29, 2001, by and among HCB Bancshares, Inc. and Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HCB BANCSHARES, INC.



                                      By: /s/ Cameron D. McKeel
                                          -------------------------------------
                                          Cameron D. McKeel
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)


Dated:  September 5, 2001